UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

VENTAS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On April 18, 2022, Ventas, Inc. issued the following communication:

Leading Independent Proxy Advisory Firm, ISS,
Recommends Ventas Shareholders Vote “FOR ALL” of Ventas’s Highly Qualified Directors

Ventas Urges Shareholders to Vote on the WHITE Proxy Card

CHICAGO – April 18, 2022 – Ventas, Inc. (NYSE: VTR) (“Ventas” or the “Company”) today announced that Institutional Shareholder Services (“ISS”), a leading independent proxy advisory firm, has recommended that shareholders vote “FOR ALL” of Ventas’s 11 experienced directors on the WHITE proxy card in advance of the upcoming Annual Meeting of Stockholders (“Annual Meeting”) to be held on April 27, 2022.

In its April 18, 2022 report, ISS noted1 “As the dissident has not made a compelling case for change, shareholders are advised to vote on the white management card for all management nominees.”

Commenting on the ISS report, Ventas issued the following statement:

Ventas appreciates the feedback it has received from its shareholders. The recommendation from ISS to support ALL of Ventas’s highly qualified and experienced directors reaffirms the strength and commitment of the Ventas Board. With diverse backgrounds, fresh perspectives and relevant industry experience, the Ventas Board has the right expertise and skillsets to oversee the execution of the Company’s strategy to drive value creation. The Ventas Board remains committed to continue creating long term value and acting in and advancing the best interests of the Company and all Ventas shareholders.

Our Board has taken decisive actions to drive sustainable growth, overseeing disciplined, forward-thinking capital allocation to enhance the Company’s portfolio. Over the last two years, the Board played an instrumental role in helping the company manage through the challenges of the COVID-19 pandemic, taking swift action to keep our residents, operators and employees safe, and protect shareholder capital, while relentlessly focusing on execution, key management additions, portfolio enhancement and other strategic growth and capital allocation initiatives. As a result, Ventas is well-positioned to capitalize on the upside of the COVID recovery and build on our positive momentum to continue delivering on the Company’s long track record of growth and value creation.

Ventas shareholders are reminded that their vote is extremely important, no matter how many or how few shares they own. The Company advises all shareholders to simply discard any Blue proxy card received from Land & Buildings. Instead, to follow the Board’s recommendation, shareholders should use the WHITE proxy card to vote “FOR ALL” of the Company’s highly qualified directors.

1 Permission to use quotations neither sought nor obtained

If you have questions about how to vote your shares or need additional copies of the proxy materials, please call the firm assisting us with the solicitation of proxies:

INNISFREE M&A INCORPORATED

Shareholders may call toll free:

(877) 750-9496

Banks & Brokers may call collect:

(212) 750-5833

About Ventas

Ventas Inc., an S&P 500 company, operates at the intersection of two large and dynamic industries – healthcare and real estate. Fueled by powerful demographic demand from growth in the aging population, Ventas owns a diversified portfolio of over 1,200 properties in the United States, Canada, and the United Kingdom. Ventas uses the power of its capital to unlock the value of senior living communities; life science, research & innovation properties; medical office & outpatient facilities, hospitals and other healthcare real estate. A globally-recognized real estate investment trust, Ventas follows a successful long-term strategy, proven over more than 20 years, built on diversification of property types, capital sources and industry leading partners, financial strength and flexibility, consistent and reliable growth and industry leading ESG achievements, managed by a collaborative and experienced team dedicated to its stakeholders.

Cautionary Statements

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among others, statements of expectations, beliefs, future plans and strategies, anticipated results from operations and developments and other matters that are not historical facts. Forward-looking statements include, among other things, statements regarding our and our officers’ intent, belief or expectation as identified by the use of words such as “may,” “will,” “project,” “expect,” “believe,” “intend,” “anticipate,” “seek,” “target,” “forecast,” “plan,” “potential,” “opportunity,” “estimate,” “could,” “would,” “should” and other comparable and derivative terms or the negatives thereof.

Forward-looking statements are based on management’s beliefs as well as on a number of assumptions concerning future events. You should not put undue reliance on these forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements. We do not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made. You are urged to carefully review the disclosures we make concerning risks and uncertainties that may affect our business and future financial performance in our filings with the Securities and Exchange Commission (“SEC”), including those made in the “Summary Risk Factors” section, “Risk Factors” section and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of our most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

Certain factors that could affect our future results and our ability to achieve our stated goals include, but are not limited to: (a) the impact of the ongoing COVID-19 pandemic and its extended consequences, including of the Delta, Omicron or any other variant, on our revenue, level of profitability, liquidity and overall risk exposure and the implementation and impact of regulations related to the CARES Act and other stimulus legislation and any future COVID-19 relief measures; (b) our ability to achieve the anticipated benefits and synergies from, and effectively integrate, our acquisitions and investments, including our acquisition of New Senior Investment Group Inc.; (c) our exposure and the exposure of our tenants, managers and borrowers to complex healthcare and other regulation and the challenges and expense associated with complying with such regulation; (d) the potential for significant general and commercial claims, legal actions, regulatory proceedings or enforcement actions that could subject us or our tenants, managers or borrowers to increased operating costs and uninsured liabilities; (e) the impact of market and general economic conditions, including economic and financial market events, inflation, change in interest rates, supply chain pressures, events that affect consumer confidence, our occupancy rates and resident fee revenues, and the actual and perceived state of the real estate markets, labor markets and public capital markets; (f) our ability, and the ability of our tenants, managers and borrowers, to navigate the trends impacting our or their businesses and the industries in which we or they operate; (g) the risk of bankruptcy, insolvency or financial deterioration of our tenants, managers borrowers, and other obligors and our ability to foreclose successfully on the collateral securing our loans and other investments in the event of a borrower default; (h) our ability to identify and consummate future investments in or dispositions of healthcare assets and effectively manage our portfolio opportunities and our investments in co-investment vehicles, joint ventures and minority interests; (i) risks related to development, redevelopment and construction projects; (j) our ability to attract and retain talented employees; (k) the limitations and significant requirements imposed upon our business as a result of our status as a REIT and the adverse consequences (including the possible loss of our status as a REIT) that would result if we are not able to comply; (l) the risk of changes in healthcare law or regulation or in tax laws, guidance and interpretations, particularly as applied to REITs, that could adversely affect us or our tenants, managers or borrowers; (m) increases in our borrowing costs as a result of becoming more leveraged or as a result of changes in interest rates and phasing out of LIBOR rates; (n) our reliance on third parties to operate a majority of our assets and our limited control and influence over such operations and results; (o) our dependency on a limited number of tenants and managers for a significant portion of our revenues and operating income; (p) the adequacy of insurance coverage provided by our policies and policies maintained by our tenants, managers or other counterparties; (q) the occurrence of cyber incidents that could disrupt our operations, result in the loss of confidential information or damage our business relationships and reputation; (r) the impact of merger, acquisition and investment activity in the healthcare industry or otherwise affecting our tenants, managers or borrowers; and (s) the risk of catastrophic or extreme weather and other natural events and the physical effects of climate change.

Important Additional Information Regarding Proxy Solicitation

The Company has filed a definitive proxy statement (the “Proxy Statement”) and form of associated WHITE proxy card with the SEC in connection with the solicitation of proxies for the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”). The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from stockholders in respect of the 2022 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of the Company’s Board of Directors for election at the 2022 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the definitive proxy statement and other relevant documents filed by the Company free of charge from the SEC’s website at http://www.sec.gov and at the Company’s investor relations website at https://ir.ventasreit.com.

Contacts

Investors

Sarah Whitford

(877) 4-VENTAS

Media

Andi Rose / Joseph Sala / Greg Klassen

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449